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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 3, 2004


                             SENTIGEN HOLDING CORP.
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                           9995                           13-3570672
(State or Other Jurisdiction of    (Primary Standard Industrial    (I.R.S. Employer Identification
 Incorporation or Organization)           Classification                         Number)
                                           Code Number)


                               580 Marshall Street
                         Phillipsburg, New Jersey 08865
                                 (908) 387-1673
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    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            (A)   FINANCIAL STATEMENTS.

                  None

            (B)   PRO FORMA FINANCIAL INFORMATION.

                  None

            (C)   EXHIBITS

                  99.1  Sentigen Holding Corp. press release dated August 3,
                        2004.


ITEM 9. REGULATION FD DISCLOSURE

            On August 3, 2004, Sentigen Holding Corp. (Sentigen) issued a press release announcing that it had been awarded a contract by the Technical Support Working Group - an interagency government office with representatives from the Departments of Defense, State and Homeland Security - to develop advanced biotechnology for the detection of explosives and other threats. The contract will provide Sentigen with $1.65 million in research funding over the next two years.

            A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

                                   SIGNATURES

            PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

         SENTIGEN HOLDING CORP.

         BY       /S/ FREDRICK B. ROLFF
                  FREDRICK B. ROLFF
                  CHIEF FINANCIAL OFFICER

         DATED:   AUGUST 6, 2004


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